UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2014

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) On May 29, 2014, Beasley Broadcast Group, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) in Naples, Florida.

(b) At the Annual Meeting:

(1)	The stockholders voted to elect each of the eight nominees for director.

(2)	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Election of Directors

	For	Withheld	Broker Non-votes
By Holders of All Classes of Common Stock
George G. Beasley	170,334,537	739,171	—
Bruce G. Beasley	170,244,424	829,284	—
Caroline Beasley	170,234,704	839,004	—
Brian E. Beasley	170,250,306	823,402	—
Joe B. Cox	171,021,456	52,252	—
Allen B. Shaw	170,295,440	778,268	—

By Holders of Class A Common Stock
Mark S. Fowler	4,409,751	36,527	—
Herbert W. McCord	4,409,751	36,527	—

Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-votes
168,587,702	296,491	2,189,515	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: May 30, 2014	By:	/s/ Caroline Beasley
Caroline Beasley
Vice President, Chief Financial Officer, Secretary and Treasurer